SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                              (Amendment No. _____)

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  /_/

Check the appropriate box:

/_/  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 /_/ Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))


                          PAX WORLD FUND, INCORPORATED
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/_/  Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and 0-11.


          (1)  Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transaction applies:

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


          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):*

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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     /_/  Fee paid previously with preliminary materials:

     /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

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          (2)  Form, Schedule or Registration no.:

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          (3)  Filing party:

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          (4)  Date filed:

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


                          PAX WORLD FUND, INCORPORATED

                                 --------------

                               PROXY STATEMENT AND
                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                                 --------------

                             Thursday, June 8, 2000

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

President's Letter ........................................................    1
Notice of Annual Meeting ..................................................    3
Proxy Statement ...........................................................    5
Proposal 1 - To Elect a Board of Eight Directors ..........................    7
Proposal 2 - To Ratify the Selection of Pannell Kerr Forster PC
             as Independent Public Accountants of the Fund ................   10
Proposal 3 - To Amend the Certificate of Incorporation of the Fund
             to Change the Name of the Fund to "Pax World Balanced
             Fund, Inc." ..................................................   11
Proposal 4 - To Amend the By-laws of the Fund and to Approve Certain
             Changes to the Fund's Fundamental Investment Policies to
             Prohibit the Fund from Investing in Companies Appearing on the United States Department of Defense List of 100 Largest Contractors, if 5% or more of the Gross Sales of such
             Companies are Derived from Contracts with the United States
             Department of Defense ........................................   12
Proposal 5 - To Amend the By-laws of the Fund and to Approve Certain
             Changes to the Fund's Fundamental Investment Policies to
             Permit the Fund to Invest up to a total of 25% of the Value
             of its Assets in Securities of Foreign Issuers ...............   14
Other Business ............................................................   16
Expenses of Proxy Solicitation ............................................   16
Additional Information ....................................................   17

                          PAX WORLD FUND, INCORPORATED
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853


To the Pax World Fund Shareholders:

         As an investor in the Pax World Fund, Incorporated (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at 10:45 a.m. on Thursday, June 8, 2000 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The purpose of the Meeting is for the Shareholders (i) to elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Board of Directors of the Fund or until a successor shall have been chosen and shall have qualified, (ii) to ratify the selection of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2000, (iii) to amend the Certificate of Incorporation of the Fund to change the name of the Fund to "Pax World Balanced Fund, Inc.," (iv) to amend the By-laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to prohibit the Fund from investing in companies appearing on the United States Department of Defense list of 100 largest contractors, if 5% or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, (v) to amend the By-laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest up to a total of 25% of the value of its assets in securities of foreign issuers, and (vi) to transact such other business as may properly come before the Meeting.

         In this year's proxy, we are asking you to vote on three amendments - one to the Fund's Certificate of Incorporation and two that affect the Fund's By-laws and fundamental investment policies.

         Proposal 3 is to change the name of the Fund to "Pax World Balanced Fund, Inc." We have found that some shareholders and prospective shareholders are unaware that the Fund is a balanced fund, and consequently may think they are investing in a different type of fund. We believe that inserting the word "Balanced" into the Fund's name will alleviate this confusion. Additionally, the proposed name is consistent with how our other mutual funds are named: Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc., and Pax World Money Market Fund, Inc.

         Proposal 4 addresses a slight change to the Fund's social screens and, therefore, a word of explanation is in order. Since the Fund's inception in 1971, it has been precluded from investing in any companies appearing on the United States Department of Defense List of 100 Largest Contractors. However, some companies on that list are not involved in military activities. For example, there are health care, telecommunications and overnight package delivery companies that appear on the list. We believe that excluding such companies simply because they appear on the list has prevented the Fund's portfolio manager from making certain investments which would be both advantageous to the Fund's shareholders and consistent with the Fund's goal of investing in companies providing goods and services that improve the quality of life.

         PLEASE BE ASSURED THAT THE FUND IS NOT ALTERING ITS LONG-STANDING PRACTICE OF EXCLUDING FROM ITS PORTFOLIO COMPANIES THAT ARE IN ANY WAY ENGAGED IN MILITARY ACTIVITIES. We will continue to adhere to our "zero tolerance" policy with regard to such companies. We are merely seeking the ability to invest in companies on the United States Department of Defense List of 100 Largest Contractors, provided that the following two criteria are met: (i) such companies are not engaged to any degree in military activities, and (ii) such companies do not derive 5% or more of their gross sales from contracts with the United States Department of Defense. This policy is identical to the policy employed by each of the other funds comprising the Pax World Fund Family. Approval of Proposal 4, therefore, will standardize this social screen among all of the Pax World funds.

         Proposal 5 concerns the Fund's ability to invest in securities issued by foreign companies. During the past year, the Fund identified several attractive investment opportunities overseas, but was unable to take advantage of them due to the Fund's 10% cap on foreign investments. Given the emerging global economy, we fear that our inability to invest more than 10% of the value of the Fund's assets in foreign investments unduly limits the portfolio managers' ability to invest the Fund's assets and could potentially hurt the Fund's return in the future. We are asking, therefore, for your approval to increase the Fund's ability to invest in foreign issuers from 10% of the value of the Fund's assets to a maximum of 25%.

         In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

         Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy in the enclosed postage-paid envelope or vote by telephone or on the internet as described in the enclosed pamphlet as soon as possible. These proposals are important and your vote is greatly appreciated.

                                                     Sincerely,


                                                     THOMAS W. GRANT
                                                     President

Pax World Fund, Incorporated
April 24, 2000

                          PAX WORLD FUND, INCORPORATED
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 8, 2000

                                 --------------


         Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Pax World Fund, Incorporated (the "Fund") will be held at 10:45 a.m. on Thursday, June 8, 2000 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 for the following purposes:

        (1) To elect a Board of eight Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

        (2) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2000;

        (3) To amend the Certificate of Incorporation of the Fund to change the name of the Fund to "Pax World Balanced Fund, Inc.";

        (4) To amend the By-laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to prohibit the Fund from investing in companies appearing on the United States Department of Defense List of 100 largest contractors, if 5% or more of the gross sales of such companies are derived from contracts with the United States Department of Defense;

        (5) To amend the By-laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest up to a total of 25% of the value of its assets in securities of foreign issuers; and

        (6) To transact such other business as may properly come before such annual meeting or any adjournment thereof.

         The close of business on April 20, 2000 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.


                                            By Order of the Board of Directors


                                            LEE D. UNTERMAN
                                            Secretary

April 24, 2000
Portsmouth, NH


            IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE,
             SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
          POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET
                     AS DESCRIBED IN THE ENCLOSED PAMPHLET.

                          PAX WORLD FUND, INCORPORATED
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World Fund, Incorporated (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at 10:45 a.m. on Thursday, June 8, 2000 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

         Shareholders of record at the close of business on April 20, 2000, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 47,691,901.199 shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED IN THE ENCLOSED PAMPHLET FOR THIS PURPOSE IN ORDER TO INSURE A QUORUM AT THE MEETING.

         Representatives of Pannell Kerr Forster PC, the Company's independent public accountants, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions.

         The persons named in the accompanying proxy will vote the same FOR Proposals 1, 2, 3, 4, 5 and 6 as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals 1, 2, 3, 4, 5 and 6. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the meeting of Shareholders on June 8, 2000 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such meeting if a majority of the number of shares of the Fund represented in person or by proxy at such meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such meeting.

         This Proxy Statement has been mailed pursuant to instructions from the executive offices of the Fund located in Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. The Fund's Annual Report for the fiscal year which ended December 31, 1999 has already been mailed to Shareholders. Shareholders who desire an additional copy of the Annual

Report may obtain it without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at http://www.paxfund.com or visiting the Securities and Exchange Commission's web site at http://www.sec.gov for such purpose.

         As of the record date, no Shareholder, to the knowledge of the Fund, owned beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

        IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND
           RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID
          ENVELOPE OR VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED
                IN THE ENCLOSED PAMPHLET AS PROMPTLY AS POSSIBLE.

                PROPOSAL 1 -- TO ELECT A BOARD OF EIGHT DIRECTORS

                                 ---------------

         The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at eight. It is intended that the accompanying proxy will be voted for the election as Directors of the eight nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those eight nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

         All of the nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.


---------------------------------------------------------------------------------------------------------------------
                                                                                                  Approximate Fund
                                                                                                    Shares Owned
               Name, Age, Address and Principal Occupation                   Director Since    Beneficially and/or of
                                                                                                 Record on April 20,
                                                                                                        2000
---------------------------------------------------------------------------------------------------------------------
C. Lloyd Bailey, age 82, 1216 Foulkeways, Gwynedd, PA 19436, is an                1970               2,596.923
attorney.  From 1959-1979, Mr. Bailey served as the Executive Director of the
United States Committee for UNICEF; from 1980-1981, Mr. Bailey served as
President of that Committee; and from 1981 to 1984, Mr. Bailey served as a consultant to that Committee.  Mr. Bailey is presently retired.
---------------------------------------------------------------------------------------------------------------------
Carl H. Doerge, Jr., age 61, 867 Remsen Lane, Oyster Bay, NY 11771, has           1998               1,491.664
been a private investor since 1995.  Prior to that, Mr. Doerge was an
Executive Vice President and Managing Director of Smith Barney for
approximately twenty-four years.  Mr. Doerge is also a member of the Board of Directors of Pax World Growth Fund, Inc. and Pax World High Yield Fund,
Inc.
---------------------------------------------------------------------------------------------------------------------
*Thomas W. Grant, age 58, 14 Wall Street, New York, NY 10005, the Vice            1996                1,124.437
Chairman of the Board and President of the Fund, is also the President of
Pax World Growth Fund, Inc., the President of Pax World High Yield Fund,
Inc., the President of Pax World Money Market Fund, Inc., the President of
Pax World Management Corp., the Fund's adviser (the "Adviser"), and the
President of H. G. Wellington & Co., Inc.  Mr. Grant has been associated with
H. G. Wellington & Co., Inc. since 1991 and served previously with the firm of Fahnestock & Co. for twenty-six years as a partner, managing director and senior officer.  His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds.  Mr. Grant is a graduate of the University of North Carolina (BA).  Mr. Grant is also a member of the Board of Directors of Pax World Growth Fund, Inc. and Pax
World High Yield Fund, Inc.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                                  Approximate Fund
                                                                                                    Shares Owned
               Name, Age, Address and Principal Occupation                   Director Since    Beneficially and/or of
                                                                                                 Record on April 20,
                                                                                                        2000
---------------------------------------------------------------------------------------------------------------------
Joy L. Liechty, age 46, 1403 Ashton Court, Goshen, IN 46526, is a Client and      1991               1,094.994
Sales Advocate with the Mennonite Mutual Aid Association in Goshen,
Indiana.  Ms. Liechty has been associated with that organization since 1980, serving as the Manager of Client Services from 1980 to 1989.  Ms. Liechty is also a member of the Board of Directors of Pax World Growth Fund, Inc.
---------------------------------------------------------------------------------------------------------------------
*+Laurence A. Shadek, age 50, 14 Wall Street, New York, NY 10005, the             1996               4,825.374
Chairman of the Board of Directors of the Fund, is also the Chairman of the Board of Pax World Growth Fund, Inc., the Chairman of the Board of Pax
World High Yield Fund, Inc., an Executive Vice President of Pax World
Money Market Fund, Inc., the Chairman of the Board of the Adviser, and an
Executive Vice-President of H. G. Wellington & Co., Inc..  Mr. Shadek,
together with members of his family, owns all of the outstanding shares of capital stock of the Adviser and a 26.67% interest in H. G. Wellington & Co.,
Inc.  Mr. Shadek has been associated with H. G. Wellington & Co., Inc. since
March 1986 and was previously associated with Stillman, Maynard & Co., where he was a general partner.  Mr. Shadek's investment experience includes twelve years as a limited partner and Account Executive with the firm Moore
& Schley.  Mr. Shadek is a graduate of Franklin & Marshall College (BA) and
New York University, School of Graduate Business Administration (MBA).
Mr. Shadek is also a member of the Board of Directors of Pax World Growth
Fund, Inc. and Pax World High Yield Fund, Inc.
---------------------------------------------------------------------------------------------------------------------
Sanford C. Sherman, age 63, 91 Hillside Drive, Portsmouth, NH 03801, is the       1992               1,186.557
Chief Executive Officer, and until December 31, 1999 was the President, of the Piscataqua Savings Bank, Portsmouth, NH - positions he has held since
April 1981.  For 21 years prior thereto, Mr. Sherman held various other positions with the bank, including Vice President and Treasurer.  Mr.
Sherman also served the bank as a Trustee for 20 years.  Mr. Sherman is also a member of the Board of Directors of Pax World Growth Fund, Inc.
---------------------------------------------------------------------------------------------------------------------
Nancy S. Taylor, age 44, 5298 N. Riffle Way, Boise, ID 83703, is a Senior         1997               3,013.485
Minister with the First Congregational Church in Boise, Idaho and has been associated with that organization since 1992.  Prior to that, Ms. Taylor was an
Associate Minister with the Immanuel Congregational Church in Hartford,
Connecticut for approximately five years.  Ms. Taylor is also a member of the
Board of Directors of Pax World Growth Fund, Inc.
---------------------------------------------------------------------------------------------------------------------
Esther J. Walls, M.L.S., age 73, Apartment 29-J, 160 West End Avenue, New         1981                 975.295
York, NY 10023, was Associate Director of Libraries, State University of New
York, Stoney Brook, Long Island, NY, which position she held from 1974 to
1990.  Ms. Walls is also a member of the Board of Directors of Pax World
High Yield Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

* "Interested person", as defined by the Investment Company Act of 1940, as amended.
+    "Controlling person" of the Adviser.

         The Fund currently pays each unaffiliated Director a fee of $1,000.00, and each affiliated Director a fee of $300.00, for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Fund pays $500.00 to each member of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as members of the Board of Directors of the Fund. Director's fees paid by the Fund, Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 1999 and travel expenses reimbursed by the Fund, Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 1999 to members of the Board of Directors are as follows:


----------------------------------------------------------------------------------------------------------------------
                                    Pax World Fund,      Pax World Growth       Pax World High        Pax World Money
                                     Incorporated           Fund, Inc.         Yield Fund, Inc.      Market Fund, Inc.
----------------------------------------------------------------------------------------------------------------------
Mr. C. Lloyd Bailey                    $1,402.00          Not Applicable        Not Applicable         Not Applicable
----------------------------------------------------------------------------------------------------------------------
Mr. Carl H. Doerge, Jr.                $5,327.00             $4,380.00               $0.00             Not Applicable
----------------------------------------------------------------------------------------------------------------------
Mr. Thomas W. Grant                    $2,136.00             $1,278.00               $0.00             Not Applicable
----------------------------------------------------------------------------------------------------------------------
Ms. Joy L. Liechty                     $5,014.00             $3,224.00          Not Applicable         Not Applicable
----------------------------------------------------------------------------------------------------------------------
Mr. Laurence A. Shadek                 $2,136.00             $1,278.00               $0.00             Not Applicable
----------------------------------------------------------------------------------------------------------------------
Mr. Sanford C. Sherman                 $5,120.00             $2,557.00          Not Applicable         Not Applicable
----------------------------------------------------------------------------------------------------------------------
Ms. Nancy S. Taylor                    $5,995.00             $3,333.00          Not Applicable         Not Applicable
----------------------------------------------------------------------------------------------------------------------
Ms. Esther J. Walls                    $4,310.00          Not Applicable             $0.00             Not Applicable
----------------------------------------------------------------------------------------------------------------------

         All of the issued and outstanding shares of capital stock of the Adviser are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-six and sixty-seven one hundredths percent (26.67%) ownership interest in H. G. Wellington & Co., Inc., a brokerage firm that the Fund may utilize to execute security transactions ("H. G. Wellington"). Brokerage commissions paid by the Fund to H. G. Wellington during 1998 and 1999 totaled $140,863 and $145,892, respectively (27.8% and 29.7%, respectively, of total 1998 and 1999 commissions). Thomas W. Grant, the President of H. G. Wellington, has less than a 5% ownership interest in H. G. Wellington.

         The Board of Directors of the Fund held a total of four (4) meetings during the year ended December 31, 1999. The Board has an Audit Committee consisting of Messrs. Carl H. Doerge, Jr. and Sanford C. Sherman, and an Investment Committee consisting of Messrs. Laurence A. Shadek, Thomas W. Grant, Robert P. Colin (Portfolio Co-Manager of the Fund) and Christopher H. Brown (Portfolio Co-Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Investment Committee has responsibility for overseeing the investments of the Fund. The Fund has no nominating committee or other standing committee. The Audit Committee held one (1) meeting during the year and the Investment Committee held four (4) meetings during the year. Each director attended all of the meetings of the Board of Directors and the committee upon which they served, except Mr. C. Lloyd Bailey who was unable to attend the June and September 1999 meetings of the Board of Directors and Ms. Esther J. Walls was unable to attend the December 1999 meeting of the Board of Directors.

         Along with those Officers and Directors mentioned above, the following individuals are also Officers of the Fund:

-------------------------------------------------------------------------------------------------------------------------
                         Name, Age, Address and Principal Occupation                                      Position
-------------------------------------------------------------------------------------------------------------------------
Anita D. Green, age 35, c/o Pax World Management Corp. 222 State Street, Portsmouth, NH 03801-        Co-Treasurer
3853, serves as Manager-Shareholder Services for the Pax World Fund Family and Pax World              (since 1998)
Management Corp. (1990-present).  Ms. Green is also Co-Treasurer of Pax World Management
Corp. (1998-present) and the Fund (1998-present) and the Assistant Treasurer of Pax World
Growth Fund, Inc. (1998-present) and Pax World High Yield Fund, Inc. (1999-present).
-------------------------------------------------------------------------------------------------------------------------
Michelle L. Guilmette, age 26, c/o Pax World Management Corp., 222 State Street, Portsmouth, NH       Assistant Treasurer
03801-3853, serves as the Dealer Representative for the Pax World Fund Family and Pax World           (since 1997);
Management Corp. (1999-present) and was a Shareholder Services Representative for the Pax World       Assistant Secretary
Fund Family and Pax World Management Corp. (1992-1999).  Ms. Guilmette is also Assistant              (since 1999)
Treasurer (1997-present) and Assistant Secretary (1999-present) of the Fund and Assistant
Secretary of Pax World Growth Fund, Inc. (1999-present).
-------------------------------------------------------------------------------------------------------------------------
Janet Lawton Spates, age 30, c/o Pax World Management Corp.,  222 State Street, Portsmouth, NH        Co-Treasurer
03801-3853, serves as Operations Manager for the Pax World Fund Family and Pax World                  (since 1998)
Management Corp. (1992-present).  Ms. Spates is also Co-Treasurer of the Pax World Management
Corp. (1998-present) and the Fund (1998-present) and the Assistant Treasurer of Pax World
Growth Fund, Inc. (1998-present) and Pax World High Yield Fund, Inc. (1999-present).
-------------------------------------------------------------------------------------------------------------------------
Lee D. Unterman, age 49, c/o Bresler, Goodman & Unterman, LLP, 521 Fifth Avenue, New York,            Secretary
NY 10175, serves as Secretary of the Fund (1997-present), Pax World Growth Fund, Inc. (1997-          (since 1997)
present) and Pax World High Yield Fund, Inc. (1999-present).  Mr. Unterman is a Partner at the law firm of Bresler Goodman & Unterman, LLP, New York, NY (1997-present) and was a Partner at the law firm of Broudy & Jacobson, New York, NY (1988-1997).
-------------------------------------------------------------------------------------------------------------------------


       PROPOSAL 2 -- TO RATIFY THE SELECTION OF PANNELL KERR FORSTER PC AS
                   INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND

                                 ---------------

         The Board of Directors has unanimously approved the selection of Pannell Kerr Forster PC ("PKF") as the independent public accountants of the Fund for the fiscal year ending December 31, 2000 and hereby seeks shareholder ratification of such selection. PKF has advised the Fund that neither PKF nor any of its members has, or has had in the past three years, any financial interest in the Fund or any relation to the Fund other than their duties as auditors and accountants. Representatives of PKF are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

             PROPOSAL 3 -- TO AMEND THE CERTIFICATE OF INCORPORATION
                  OF THE FUND TO CHANGE THE NAME OF THE FUND TO
                         "PAX WORLD BALANCED FUND, INC."

                                 ---------------

PROPOSAL

         The Fund's Certificate of Incorporation provides that the Fund reserves the right to amend, alter, change or repeal any provision contained in its Certificate of Incorporation in the manner prescribed by statute. The General Corporation Law of the State of Delaware states, among other things, that the Fund may amend its Certificate of Incorporation to change its corporate name if
(i) its board of directors adopts a resolution setting forth the amendment proposed, declaring its advisability, and directing that the amendment proposed be considered at the next annual meeting of the stockholders, and (ii) a majority of the outstanding stock entitled to vote thereon votes in favor of such amendment. This proposal seeks shareholder approval of an amendment to the Certificate of Incorporation of the Fund to change the name of the Fund to "Pax World Balanced Fund, Inc."

         In particular, this proposal would amend the title of the Certificate of Incorporation of the Fund to provide as follows:

                          Certificate of Incorporation
                                       of
                          Pax World Balanced Fund, Inc.

and Article "First" of the Certificate of Incorporation of the Fund to provide as follows:

                  FIRST: The name of the corporation is PAX WORLD BALANCED FUND, INC.

REQUIRED VOTE; REASONS FOR THE DIRECTORS' APPROVAL

         The Board of Directors of the Fund considered the proposed amendment to the Fund's Certificate of Incorporation so as to change the name of the Fund to "Pax World Balanced Fund, Inc." at a meeting held on March 9, 2000. The Board of Directors requested and received relevant information from the Adviser and counsel regarding such changes. Among other things, the Board of Directors considered that (i) the Fund has been a balanced Fund since its inception in 1970, (ii) some shareholders and prospective shareholders are unaware that the Fund is a balanced fund, and may think they are investing in a different type of fund; inserting the word "Balanced" into the Fund's name will alleviate this confusion, and (iii) the proposed name is consistent with how the other mutual funds comprising the Pax World Fund Family are named: Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc., and Pax World Money Market Fund, Inc. In addition, the Board of Directors noted that, as a balanced fund, the Fund intends to invest about sixty percent (60%) of its assets in common and preferred stock and/or securities convertible into common stock and forty percent (40%) in bonds and debentures, which percentage may vary depending upon market conditions.

         After review of the information and representations provided to them, the Directors determined that the proposed amendment to the Fund's Certificate of Incorporation would be in the best interest of the Fund and its shareholders. The Board of Directors of the Fund believes that the proposed amendment to the Fund's Certificate of Incorporation will (i) alleviate possible confusion by the shareholders and potential shareholders concerning the type of fund in which they have or are considering investing, and (ii) standardize the naming of the funds comprising the Pax World Fund Family. Accordingly, the Directors present at the meeting of the Board of Directors held on March 9, 2000 voted unanimously to approve, subject to approval by a majority of the outstanding shares of the Fund as required by the Fund's Certificate of Incorporation and the General Corporation Law of the State of Delaware, the proposed amendment to the Fund's Certificate of Incorporation, declared such amendment's advisability, directed that such amendment be considered at the next Annual Meeting of Shareholders of the Fund and recommends that the Shareholders similarly vote in favor of such amendment.

RECOMMENDATION

         THE DIRECTORS OF THE FUND BELIEVE THAT THE PROPOSED AMENDMENT TO THE FUND'S CERTIFICATE OF INCORPORATION IS IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, RECOMMEND THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE FUND AS DISCUSSED ABOVE.

              PROPOSAL 4 -- TO AMEND THE BY-LAWS OF THE FUND AND TO
                      APPROVE CERTAIN CHANGES TO THE FUND'S
            FUNDAMENTAL INVESTMENT POLICIES TO PROHIBIT THE FUND FROM
              INVESTING IN COMPANIES APPEARING ON THE UNITED STATES
             DEPARTMENT OF DEFENSE LIST OF 100 LARGEST CONTRACTORS,
               IF 5% OR MORE OF THE GROSS SALES OF SUCH COMPANIES
                         ARE DERIVED FROM CONTRACTS WITH
                     THE UNITED STATES DEPARTMENT OF DEFENSE

                                 ---------------


PROPOSAL

         The Investment Company Act of 1940, as amended, requires a registered investment company, including the Fund, to have certain specific investment policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies.

         Paragraph 5 of Article XXVII of the Fund's By-laws, as well as the Fund's fundamental investment policies, prohibits the Fund from investing in securities of companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301).

         This proposal seeks shareholder approval of a change to the Fund's By-laws and these fundamental investment policies so as to prohibit the Fund from investing in companies appearing on the United States Department of Defense list of 100 largest contractors, if 5% or more of the gross sales of such companies are derived from contracts with the United States Department of Defense.

         In particular, this proposal would amend clause (1) of the first sentence of Paragraph 5 of Article XXVII of the Fund's By-laws to provide that the Fund shall not directly or indirectly:

               (1) invest in the securities of companies appearing on the United States Department of Defense list of 100 largest contractors IF FIVE PERCENT (5%) OR MORE OF THE GROSS SALES OF SUCH COMPANIES ARE DERIVED FROM CONTRACTS WITH THE UNITED STATES DEPARTMENT OF DEFENSE. Other contracting companies will not be considered if 5 percent (5%) or more of their gross sales for their prior fiscal year was derived from such contracts.

and the fundamental investment policies of the Fund, as set forth in the Fund's Prospectus under the heading "What are the Principal Investment Strategies of the Fund", and elsewhere, to provide that

               In addition, the policy of the Fund is to exclude from its portfolio securities of (i) companies engaged in military activities, [and] (ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20301), IF FIVE PERCENT (5%) OR MORE OF THE GROSS SALES OF SUCH COMPANIES ARE DERIVED FROM CONTRACTS WITH THE UNITED STATES DEPARTMENT OF DEFENSE...

REQUIRED VOTE; REASONS FOR DIRECTORS' APPROVAL

         The Board of Directors of the Fund considered the proposed change to the Fund's By-laws and fundamental investment policies so as to prohibit the Fund from investing in companies appearing on the United States Department of Defense list of 100 largest contractors, if 5% or more of the gross sales of such companies are derived from contracts with the United States Department of Defense at a meeting held on March 9, 2000. The Board of Directors requested and received relevant information from the Adviser and counsel regarding such changes. Among other things, the Board of Directors considered that (i) certain companies appearing on the United States Department of Defense List of 100 Largest Contractors are not engaged in military activities; for example, there are health care, telecommunications and overnight package delivery companies on the list, (ii) excluding such companies simply because they appear on that list is not consistent with the Fund's goal of investing in companies providing goods and services that improve the quality of life, and (iii) approval of this change would not alter the Fund's long-standing practice of excluding from its portfolio companies that are engaged in military activities; it is merely seeking the ability to invest in companies on the United States Department of Defense List of 100 Largest Contractors, provided that the following two criteria are met: (A) such companies are not engaged in military activities, and
(B) such companies do not derive 5% or more of their gross sales from contracts with the United States Department of Defense. The Directors were further advised that the proposed policy is identical to the policy employed by each of the other funds comprising the Pax World Fund Family.

         After review of the information and representations provided to them, the Directors determined that the proposed changes to the Fund's By-laws and fundamental investment policies would be in the best interest of the Fund and its shareholders. Accordingly, the Directors present at the meeting of the Board of Directors held on March 9, 2000 voted unanimously to approve, subject to approval by a majority of the outstanding shares of the Fund as required by the Fund's By-laws, the proposed changes to the Fund's By-laws and fundamental investment policies and recommends that the Shareholders similarly vote in favor.

RECOMMENDATION

         THE DIRECTORS OF THE FUND BELIEVE THAT THE PROPOSED CHANGES TO THE FUND'S BY-LAWS AND FUNDAMENTAL POLICIES ARE IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, RECOMMEND THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE BY-LAWS OF THE FUND AND CERTAIN CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES AS DISCUSSED ABOVE.

                 PROPOSAL 5 -- TO AMEND THE BY-LAWS OF THE FUND
            AND TO APPROVE CERTAIN CHANGES TO THE FUND'S FUNDAMENTAL
                INVESTMENT POLICIES TO PERMIT THE FUND TO INVEST
                 UP TO A TOTAL OF 25% OF THE VALUE OF ITS ASSETS
                        IN SECURITIES OF FOREIGN ISSUERS

                                 ---------------

PROPOSAL

         The Investment Company Act of 1940, as amended, requires a registered investment company, including the Fund, to have certain specific investment policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies.

         Paragraph 5 of Article XXVII of the Fund's By-laws, as well as the Fund's fundamental investment policies, currently prohibit the Fund from investing more than ten percent (10%) of the value of its assets in securities of foreign issuers under circumstances that would subject it to federal interest equalization tax or at prices that reflect such tax.

         This proposal seeks shareholder approval of changes to the Fund's By-laws and these fundamental investment policies so as to permit the Fund to invest up to and including twenty-five percent (25%) of the value of its assets in securities of foreign issuers without regard to the federal interest equalization tax or prices that reflect such tax. (Such tax was repealed effective February 1, 1977 by the Tax Reform Act of 1976, rendering this clause moot.)

         In particular, this proposal would amend clause (13) of the first sentence of Paragraph 5 of Article XXVII of the Fund's By-laws to provide that the Fund shall not directly or indirectly:

            (13) invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers; to the extent that such information is available, the Fund will seek to invest abroad in companies that contribute to improving the standard of living of peoples in those countries and whose products and services are consistent with the Fund's objective of essentially non-military investments.

and Number 13 of the fundamental investment policies of the Fund, as set forth in the Fund's Statement of Additional Information under the heading "Investment Restrictions", to provide that the Fund may not:

            13. Invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

REQUIRED VOTE; REASONS FOR DIRECTORS' APPROVAL

    The Board of Directors of the Fund considered the proposed changes to the Fund's By-laws and fundamental investment policies so as to permit the Fund to invest up to and including twenty-five percent (25%) of the value of its assets in securities of foreign issuers at meetings held on December 9, 1999 and March 9, 2000. The Board of Directors requested and received relevant information from the Adviser and counsel regarding such changes and was advised that as of March 31, 2000 the Fund had 14.02% of its assets (through investments and appreciation) invested in securities of foreign issuers. Among other things, the Board of Directors considered that (i) the Fund is, from time to time, unable to take advantage of certain potentially attractive overseas investment opportunities due to the Fund's prohibition on investing more than 10% of the value of its assets in securities of foreign issuers,

(ii) although the Fund does not intend to limit its foreign investments to securities of foreign issuers listed on United States based exchanges, such as the New York Stock Exchange and the National Association of Securities Dealers Automated Quotation system, the securities of many foreign issuers are now listed on such exchanges, and as a result, the detail and substance of the information available to investors with respect to such issuers equals that of the detail and substance of information available to investors with respect to securities issued by United States based issuers, and (iii) permitting the Fund to invest a greater percentage of its assets in securities of foreign issuers would help the Fund to achieve its objectives by allowing the Fund to participate, to a greater degree, in the expanding global economy. The Board of Directors of the Fund also recognized, however, that (i) the Fund's investments in foreign securities may subject the Fund to the risks of political or economic instability in the country of the issuer, the possibility of imposition of exchange controls and the risk of currency fluctuations, and (ii) securities denominated in a foreign currency will be affected by changes in currency exchange rates and in exchange control regulations, and costs may be incurred by the Fund in connection with conversions between currencies.

         After review of the information and representations provided to them, the Directors determined that the proposed changes to the Fund's By-laws and fundamental investment policies would be in the best interest of the Fund and its shareholders. Accordingly, the Directors present at meetings of the Board of Directors held on December 9, 1999 and March 9, 2000 voted unanimously to approve, subject to approval by a majority of the outstanding shares of the Fund as required by the Fund's By-laws, the proposed changes to the Fund's By-laws and fundamental investment policies and recommends that the Shareholders similarly vote in favor.

RECOMMENDATION

         THE DIRECTORS OF THE FUND BELIEVE THAT THE PROPOSED CHANGES TO THE FUND'S BY-LAWS AND FUNDAMENTAL INVESTMENT POLICIES ARE IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, RECOMMEND THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE BY-LAWS OF THE FUND AND CERTAIN CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES AS DISCUSSED ABOVE.

                                 OTHER BUSINESS

         The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                         EXPENSES OF PROXY SOLICITATION

         The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for such supplemental solicitations, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.

                             ADDITIONAL INFORMATION

         The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Act; and H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005, serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

                          PAX WORLD FUND, INCORPORATED
                                 C/O PFPC, INC.
                                  P.O. BOX 9426
                              WILMINGTON, DE 19899

                                      PROXY
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 8, 2000

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
             THE BOARD OF DIRECTORS OF PAX WORLD FUND, INCORPORATED

         The undersigned hereby appoints Laurence A. Shadek and/or Lee D. Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pax World Fund, Incorporated held on record by the undersigned on April 20, 2000, at the annual meeting of shareholders to be held on Thursday, June 8, 2000 or at any adjournment or adjournments thereof.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           CONTROL NUMBER: 999 9999 9999 999

                           NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE DO NOT INDICATE ADDRESS CORRECTIONS OR CHANGES, REGISTRATION CHANGES OR ANY OTHER INFORMATION ON THIS CARD.

                           ----------------------------------------------------
                           Signature

                           ----------------------------------------------------
                           Signature of joint owner, if any

                                                                          , 2000
                           -----------------------------------------------
                           Date


                PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
               PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE
                     OR VOTE BY TELEPHONE OR ON THE INTERNET
                     AS DESCRIBED IN THE ENCLOSED PAMPHLET.

                          PAX WORLD FUND, INCORPORATED
                   ANNUAL SHAREHOLDERS MEETING - JUNE 8, 2000

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS 1, 2, 3, 4, 5 AND 6 AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

PROPOSALS:

     1.   To elect the following eight nominees as Directors of the Fund:

          01 C. Lloyd Bailey     02 Carl H. Doerge, Jr.    03 Thomas W. Grant
          04 Joy L. Liechty      05 Laurence A. Shadek     06 Sanford C. Sherman
          07 Nancy S. Taylor     08 Esther J. Walls

               [ ] FOR ALL

               [ ] WITHHOLD ALL

               [ ] FOR ALL EXCEPT

               To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and write the nominee(s) number on the line below:

               ------------------------------------------------------------


     2. To ratify the selection of Pannell Kerr Forster PC as the independent public accountants of the Fund.

                   [ ] FOR         [ ] AGAINST            [ ] ABSTAIN


     3. To amend the Certificate of Incorporation of the Fund to change the name of the Fund to "Pax World Balanced Fund, Inc."

                   [ ] FOR         [ ] AGAINST            [ ] ABSTAIN


     4. To amend the By-laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to prohibit the Fund from investing in companies appearing on the United States Department of Defense List of 100 largest contractors, if 5% or more of the gross sales of such companies are derived from contracts with the United States Department of Defense.

                   [ ] FOR         [ ] AGAINST            [ ] ABSTAIN


     5. To amend the By-laws of the Fund and to approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest up to and including 25% of the value of its assets in securities of foreign issuers.

                   [ ] FOR         [ ] AGAINST            [ ] ABSTAIN


     6. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

                   [ ] FOR         [ ] AGAINST            [ ] ABSTAIN


                         Please sign on the reverse side

                         Your Proxy vote is important!

And now you can vote your Proxy by TELEPHONE or on the INTERNET.

     It saves Money! Telephone and internet voting saves postage costs, which can help minimize Fund expenses.

     It saves Time! Telephone and internet voting is instantaneous--24 hours a day.

     It's Easy! Just follow these simple steps:

          1. Read your Proxy Statement and have it, and your Proxy card, on hand;

          2. Call 1-800-597-7836 (toll free) or go to the following website: https://vote.proxy-direct.com;

          3. Enter the 14 digit Control Number that appears on your Proxy card;

          4.   Follow the recorded or on-screen instructions; and

          5. DO NOT mail your Proxy when you vote by telephone or on the internet.

[PAX WORLD LOGO]